UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                          July 28, 2005 (July 22, 2005)

                      MILLENNIUM BIOTECHNOLOGIES GROUP, INC
             (Exact name of registrant as specified in its charter)

        Delaware                     0-3338                   22-1558317
        ---------                    -------                 ----------
 (state or other juris-            (Commission              (I.R.S. Employer
 diction of incorporation)         File Number)            Identification No.)

            665 Martinsville Road, Suite 219 Basking Ridge, NJ 07920
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (908) 604-2500

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Regtistrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On July 22, 2005, We entered into a syndicated sales force agreement with Cardinal Health PTS, LLC pursuant to which, Cardinal Health's Pharmaceutical Technologies and Services segment will market our Resurgex(R) and Resurgex Plus(R) nutritional products nationwide. Pursuant to the agreement, Cardinal Health will provide medical representatives who will meet with potential customers and market these products.

Please refer to the press release attached hereto as Exhibit 99.1 for additional information.

Item 9.01 Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

Exhibit No.                Description

99.1                       Press Release dated July 28, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MILLENNIUM BIOTECHNOLOGIES GROUP, INC

July 28, 2005                          By: s/Jerry E. Swon
                                           -------------------------------------
                                           Jerry E. Swon, President